Convertible bonds	12 Months Ended
Dec. 31, 2023
Convertible bonds.
Convertible bonds

20.  Convertible bonds

	December 31,
	2022	2023
	US$	US$

Current
2025 Convertible Senior Notes	435,087	—
2026 Convertible Senior Notes	—	405,603
	435,087	405,603
Non-current
2026 Convertible Senior Notes	401,173	—
	401,173	—

On June 19, 2019, the Company issued Convertible Senior Notes due 2025 with principal amount of US$500 million (the “Notes due 2025”) and Convertible Senior Notes due 2026 with principal amount of US$500 million (the “Notes due 2026”) (collective the “Notes”). The Notes due 2025 and Notes due 2026 bear interest at a coupon rate of 0.75% and 1.375% per year, respectively, and both of them are payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2019. The Notes due 2025 will mature on June 15, 2025 and the Notes due 2026 will mature on June 15, 2026. The Notes due 2025 and the Notes due 2026 may be converted, under certain circumstances, based on an initial conversion rate of 10.4271 ADS per US$1,000 principal amount of the Notes (equivalent to an initial conversion price of approximately US$95.9 per ADS).

20.  Convertible bonds (continued)

The Notes due 2025 and Notes due 2026 are not redeemable prior to their maturity date, except that the holders of the Notes (the “Holders”) have a noncontingent option to require the Company to repurchase for cash all or any portion of their Notes on June 15, 2023 and June 15, 2024, respectively. The repurchase price will equal 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

Upon conversion, the Company may deliver ADS, cash, or a combination of ADS and cash at the option of the Company itself. Therefore, the Notes due 2025 and Notes due 2026 contains cash conversion features, which was an equity component and need to be bifurcated from the debt component of the Notes. Determination of the carrying amount of the debt component was based on the fair value of a similar debt instrument excluding the embedded conversion feature, by using discounted cash flow method. The equity component related to conversion features were recognized by ascribing the difference between the proceeds and the fair value of the debt component in Additional paid-in capital.

The net proceeds to the Company from the issuance of the Notes due 2025 were US$491 million. Debt issuance costs of the Notes due 2025 were US$9 million. Out of the debt issuance costs, US$7 million was amortized to interest expense from the issuance date (June 19, 2019) to the first put date of the Notes (June 15, 2023) and US$2 million was allocated as deduction to the equity component. The net proceeds to the Company from the issuance of the Notes due 2026 were US$491 million. Debt issuance costs of the Notes due 2026 were US$9 million. Out of the debt issuance costs, US$6 million was amortized to interest expense from the issuance date (June 19, 2019) to the first put date of the Notes (June 15, 2024) and US$3 million was allocated as deduction to the equity component.

The value of Notes due 2025 and Notes due 2026 is initially measured by the cash received after deducting the issuance cost and the bifurcation of the conversion features. The Notes due 2025 and Notes due 2026 are subsequently stated at amortized cost. The difference between the principal amount of the Notes due 2025 and Notes due 2026 and the amount of the proceeds allocated to the debt component plus the issuance costs are regarded as a debt discount, which is subsequently amortized through interest expense over the Notes due 2025 and Notes due 2026’s expected life using the interest method, respectively.

On January 1, 2021, the Company early adopted ASU 2020-06, “Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity” using modified-retrospective transition approach. Pursuant to ASU 2020-06, the embedded conversion features no longer are separated from the host contract for convertible instruments with conversion features that are not required to be accounted for as derivatives under Topic 815, Derivatives and Hedging, or that do not result in substantial premiums accounted for as paid-in capital. Consequently, a convertible debt instrument will be accounted for as a single liability measured at its amortized cost as long as no other features require bifurcation and recognition as derivatives. Following the adoption of this guidance, the amount previously allocated to additional paid-in capital was reclassified as a liability and a cumulative effect adjustment of US$86.7 million was credited to retained earnings as of January 1, 2021.

During 2022, the Company recognized a net gain on extinguishment of debt of US$7.1 million net of the write-off of associated unamortized deferred loan costs through repayment of US$29.7 million for Notes due 2025 at a cost of US$27.8 million and US$60.9 million for Notes due 2026 at a cost of US$55.3 million respectively.

During 2023, the repayment amount related to the Notes due 2025 was US$432million and it has been fully repaid.

As of December 31,2022 and 2023, US$401.2 million and nil have been accounted for as the value of the convertible bonds in non-current liabilities. Interest expense related to the Notes due 2025 and Notes due 2026 recognized during the years ended December 31, 2022 and 2023 was US$2,448 and US$1,583 respectively.

20.  Convertible bonds (continued)

Concurrently with the issuance of the Notes, the Company purchased a capped call option (“Purchased Call Option”) in the amount of US$77,000, in order to mitigate the potential future economic dilution associated with the conversion of the Notes and to increase the initial conversion price to US$127.9 per ADS. Counterparty agreed to sell to the Company up to approximately 10.4 million ADS, which is the number of ADS initially issuable upon conversion of the Notes in full, at a price of US$95.9 per ADS. The Purchased Call Option will be settled in ADSs and will terminate upon the maturity date of the Notes. Settlement of the Purchased Call Option in ADSs, based on the number of ADSs issued upon conversion of the Notes, on the expiration date would result in the Company receiving shares equivalent to the number of shares issuable by the Company upon conversion of the Notes. In accordance with ASC 815-10-15-83, the Purchased Call Option meets the definition of a derivative instrument. However, the scope exception in accordance with ASC 815-10-15-74 applies to the Purchased Call Option as it is indexed to its own stock, and the Purchased Call Option meets the requirements of ASC 815 and would be classified in stockholders’ equity, therefore, the cost paid for Purchased Call Option was accounted for within stockholders’ equity, and subsequent changes in fair value will not be recorded. During 2023, the Company entered into agreements to terminate the capped call transactions and the cash received of US$7,775 was recorded in additional paid-in capital accordingly.